UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: October 28, 2002

PRIME EQUIPMENT, INC.

(Exact name of registrant as specified in its charter)

NEVADA 000-29937 88-0412653

(State or other jurisdiction (Commission) (IRS Employer

of incorporation) File Number) Identification No.)

Unit 300 - 625 West Kent Ave. N.

Vancouver B.C., Canada V6P-6T7

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone number, including area code: (604) 323-0090

1. i. Registrant's primary accountant, David Coffey, was dismissed by the Company on October 24th, 2002.

ii. No reports on the financial statements prepared by Mr. Coffey over the two most recent fiscal years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principals.

iii. The decision to change accountants was approved by the Board on October 17, 2002.

iv. During the registrant's two most recent fiscal years, and for the interim period ended June 30, 2002, there were no disagreements with Mr. Coffey on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused it to make reference to the subject matter of the disagreements in connection with its report.

Mr. Coffey did not advise the registrant that internal controls necessary to develop reliable financial statements did not exist; no information had come to Mr. Coffey's attention which would make him unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management. Mr. Coffey did not advise registrant that the scope of the audit should be expanded significantly, or that information had come to his attention that would materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, dated December 31, 2001, (including information that might preclude the issuance of an unqualified audit report.

2. i. The registrant retained the services of Evancic Perrault Robertson on October 24, 2002, as their principal accountant. Prior to that time, Evancic Perrault Robinson provided audited financial statements for IP Teleservices, Inc.

ii. The registrant did not contact the new accountant prior to its engaging the new accountant regarding the application of accounting principals to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements, except that the registrant did contact the new accountant to provide assistance in compiling financial information to assist the registrant in complying with a previously filed Form 8-K. The new accountant prepared financial information to IP Teleservices, Inc., which merged with the registrant, and so the registrant consulted with the new accountant concerning the merger and combined financial statements of the two companies.

iii. The registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was either the subject of a disagreement or a reportable event.

3. The registrant has provided a copy of this report, on or prior to the date of filing this report with the Commission, to Mr. Coffey and requested that he furnish the registrant with a letter addressed to the Commission stating his approval of or disagreement with the disclosures made herein. Mr. Coffey's letter will be attached as an exhibit upon receipt, and said letter discloses the statements referred to in Section 1.v. above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME EQUIPMENT, INC.

/s/ Perry Guglielmi

Perry Guglielmi, President

Dated:  October 29, 2002